SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.      )

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A. O. Smith Corporation

(Name of Registrant as Specified in Its Charter)

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P.O. BOX 245009

MILWAUKEE, WI 53224-9509

NOTICE AND PROXY STATEMENT

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

PLEASE TAKE NOTICE that the annual meeting of the stockholders of A. O. SMITH CORPORATION (“Company”) will be held on Monday, April 10, 2006, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, for the following purposes:

(1)	To elect six directors chosen by the holders of Class A Common Stock.

(2)	To elect two directors chosen by the holders of Common Stock.

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006.

(4)	To transact such other business and act upon such other matters which may properly come before the meeting or any adjournments thereof.

Only holders of record of the Class A Common Stock and the Common Stock of the Company at the close of business on February 22, 2006, will be entitled to notice of and to vote at the meeting. The list of stockholders entitled to vote at the meeting will be available at our offices at 11270 West Park Place, Milwaukee, Wisconsin, as of March 27, 2006, for examination by stockholders for purposes related to the meeting.

YOU ARE INVITED TO ATTEND THE MEETING IN PERSON; HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE TAKE A FEW MINUTES TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ARE A SHAREHOLDER OF RECORD (YOUR SHARES ARE IN YOUR NAME), THEN YOU ALSO MAY VOTE YOUR SHARES VIA THE TELEPHONE BY ACCESSING THE TOLL-FREE NUMBER INDICATED ON YOUR PROXY CARD OR VIA THE INTERNET BY ACCESSING THE WEBSITE INDICATED ON YOUR PROXY CARD. IF YOU ATTEND THE MEETING, THEN YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. STREET NAME HOLDERS MAY ALSO VOTE BY TELEPHONE OR THE INTERNET IF THEIR BANK OR BROKER MAKES THOSE METHODS AVAILABLE, IN WHICH CASE THE BANK OR BROKER WILL ENCLOSE THE INSTRUCTIONS WITH THE PROXY STATEMENT. STREET NAME HOLDERS WHO WISH TO VOTE AT THE MEETING WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE MEETING UNLESS THEY FIRST OBTAIN A PROXY ISSUED IN THEIR NAME FROM THE BROKER, BANK OR OTHER NOMINEE.

W. David Romoser

Secretary

March 6, 2006

P.O. BOX 245009

MILWAUKEE, WI 53224-9509

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement is furnished to stockholders of A. O. Smith Corporation (“Company”) in connection with the solicitation by its Board of Directors of proxies for use at the annual meeting of stockholders of the Company to be held on April 10, 2006, at 10:30 A.M., Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware.

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on February 22, 2006 (the “Record Date”). As of the Record Date, the Company had issued 8,499,655 shares of Class A Common Stock, par value $5 per share, 8,467,060 shares of which were outstanding and entitled to one (1) vote each for Class A Common Stock directors and other matters. As of the Record Date, the Company had issued 24,049,807 shares of Common Stock, par value $1 per share, 22,031,682 shares of which were outstanding and entitled to one (1) vote each for Common Stock directors and one-tenth (1/10th) vote each for other matters.

The Notice of 2006 Annual Meeting of Stockholders, this proxy statement, form of proxy card and the Company’s 2005 Annual Report are being mailed on or about March 6, 2006, to each stockholder of the Company at the holder’s address of record.

Under the Company’s Restated Certificate of Incorporation, as long as the number of outstanding shares of Common Stock is at least 10% of the aggregate number of outstanding shares of Class A Common Stock, the holders of the Class A Common Stock and holders of the Common Stock vote as separate classes in the election of directors. The holders of the Common Stock are entitled to elect, as a class, 25% of the entire Board of Directors of the Company, and the holders of Class A Common Stock are entitled to elect the remainder of the Board. Stockholders are entitled to one (1) vote per share in the election of directors for their class of stock.

A majority of the outstanding shares entitled to vote must be represented in person or by proxy at the meeting in order to constitute a quorum for purposes of holding the annual meeting. The voting by stockholders at the meeting is conducted by the inspectors of election. Abstentions and broker nonvotes, if any, are counted as present in determining whether the quorum requirement is met.

Directors are elected by a plurality of the votes cast, by proxy or in person, with the holders voting as separate classes. A plurality of votes means that the nominees who receive the greatest number of votes cast are elected as directors. Consequently, any shares that are not voted, whether by abstention, broker nonvotes or otherwise, will have no effect on the election of directors.

For all other matters considered at the meeting, both classes of stock vote together as a single class, with the Class A Common Stock entitled to one (1) vote per share and the Common Stock entitled to one-tenth (1/10th) vote per share. Each such other matter is approved if a majority of the votes present or represented at the meeting are cast in favor of the matter. On such other matters, an abstention will have the same effect as a “no” vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker nonvote will have no effect on the vote.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. A proxy may be revoked by the person giving it at any time before the exercise thereof by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person. All valid proxies not revoked will be voted unless marked to abstain. Where a choice is specified on a proxy, the shares represented by such proxy will be voted in accordance with the specification made. If no instruction is indicated, then the shares will be voted FOR proposals (1) through (3) set forth in the accompanying notice.

The cost of soliciting proxies, including preparing, assembling and mailing the notice of meeting, proxy statement, form of proxy and other soliciting materials, as well as the cost of forwarding such material to the beneficial owners of stock, will be paid by the Company, except for some costs associated with individual stockholders’ use of the internet or telephone. In addition to solicitation by mail, directors, officers, regular employees of the Company and others may also, but without compensation other than their regular compensation, solicit proxies personally or by telephone or other means of electronic communication. The Company may reimburse brokers and others holding stock in their names or in the names of nominees for their reasonable out-of-pocket expenses in sending proxy material to principals and beneficial owners.

Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s 2005 Annual Report and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the Company’s 2005 Annual Report and/or this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify the Company of their requests by calling or writing Craig Watson, Director of Investor Relations, A. O. Smith Corporation, P.O. Box 245008, Milwaukee, Wisconsin 53224-9508; (414) 359-4009.

PRINCIPAL STOCKHOLDERS

The following table shows persons who may be deemed to be beneficial owners (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of any class of the Company’s stock. Unless otherwise noted, the table reflects beneficial ownership as of December 31, 2005.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Class A Common Stock	Smith Investment Company* 11270 West Park Place Milwaukee, WI 53224(1)	8,067,252		95.27%

Common Stock	Smith Investment Company 11270 West Park Place Milwaukee, WI 53224(1)	1,559,076	(2)	7.10	%(2)

Common Stock	Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,652,478	(3)	7.53%

Common Stock	Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403-1906	1,194,816	(4)	5.44%

Common Stock	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	2,280,810	(5)	10.39%

*	Throughout the balance of the proxy statement, Smith Investment Company is referred to as “SICO.”

(1)	Arthur O. Smith and Bruce M. Smith are co-filers with SICO on the Schedule 13G that SICO has filed with the Securities and Exchange Commission.

(2)	Pursuant to the Company’s Restated Certificate of Incorporation, Class A Common Stock is convertible at any time at the option of the holder into Common Stock on a share-for-share basis. For purposes of computing beneficial ownership of SICO’s Common Stock, assuming that all Class A Common Stock held by SICO was converted into Common Stock, SICO’s beneficial ownership of the Common Stock is 9,626,328 shares, which represents 32.1% of the class of Common Stock.

(3)	Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses sole voting power and sole dispositive power with respect to 1,652,478 shares. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Dimensional may be deemed to be the beneficial owner of the shares held by the Funds. However, Dimensional disclaims beneficial ownership of such securities.

(4)	These securities are beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment advisory clients of investment advisers that are direct and indirect subsidiaries of Franklin Resources, Inc. (“FRI”). Franklin Advisory Services, LLC, an advisory subsidiary of FRI holds 1,194,100 shares with respect to which it has sole voting power and 1,194,700 shares with respect to which it has sole dispositive power. Franklin Advisers, Inc., an advisory subsidiary of FRI, holds 116 shares with respect to which it has sole voting and sole dispositive power. FRI and its subsidiaries disclaim beneficial ownership of such securities.

(5)	These securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which owns 1,745,700 shares, representing 7.95% of the Common Stock outstanding), which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

Information on beneficial ownership is based upon Schedules 13D or 13G filed with the Securities and Exchange Commission and any additional information that any beneficial owners may have provided to the Company.

ELECTION OF DIRECTORS

Eight directors are to be elected to serve until the next succeeding annual meeting of stockholders and thereafter until their respective successors shall be duly elected and qualified. Owners of Class A Common Stock are entitled to elect six directors and owners of Common Stock are entitled to elect the two remaining directors.

It is intended that proxies hereby solicited will be voted for the election of the nominees named below. Proxies will not be voted for a greater number of persons than the eight nominees named below. All nominees have consented to being named in the proxy statement and to serve if elected. If any nominee for election as a director shall become unavailable to serve as a director, then proxies will be voted for such substitute nominee as the Board of Directors may nominate.

The following information has been furnished to the Company by the respective nominees for director. Each nominee has been principally engaged in the employment indicated for the last five years unless otherwise stated.

NOMINEES — CLASS A COMMON STOCK

RONALD D. BROWN — Chairman, President and Chief Executive Officer, Milacron Inc.

Mr. Brown, 52, has been a director of the Company since 2001. He is the Chairperson of the Nominating and Governance Committee and a member of the Personnel and Compensation Committee of the Board. Mr. Brown became chairman and chief executive officer of Milacron Inc. in 2001. He previously was president and chief operating officer from 1999 through 2001, and has been on the Board of Directors of Milacron Inc. since 1999. He joined Milacron Inc. in 1980. Milacron is a global leader in plastic processing and metalworking fluid technologies.

PAUL W. JONES — Chairman of the Board and Chief Executive Officer.

Mr. Jones, 57, has been a director of the Company since 2004. He was elected chairman of the board, president and chief executive officer effective December 31, 2005. He was president and chief operating officer from January, 2004. Prior to joining A. O. Smith, he was chairman and chief executive officer of U.S. Can Company, Inc. from 1998 to 2002. He previously was president and chief executive officer of Greenfield Industries, Inc. from 1993 to 1998 and president from 1989 to 1992. Mr. Jones is a director of Federal Signal Corporation.

ROBERT J. O’TOOLE — Retired Chairman of the Board and Chief Executive Officer.

Mr. O’Toole, 65, has been a director of the Company since 1986. He is a member of the Investment Policy Committee of the Board. He was chairman of the board from 1992 through 2005 and was chief executive officer from 1989 through 2005. He is a director of Briggs & Stratton Corporation, FM Global and Marshall & Ilsley Corporation.

BRUCE M. SMITH — Chairman of the Board, President and Chief Executive Officer, Smith Investment Company.

Mr. Smith, 57, has been a director of the Company since 1995. He is the Chairperson of the Investment Policy Committee and a member of the Personnel and Compensation Committee of the Board. He was elected chairman and chief executive officer of SICO in 1999, and was elected president of SICO in 1993. SICO is a diversified company which, through its wholly-owned subsidiaries, is involved in multicolor printing and related services and commercial warehousing, trucking and packaging. Mr. Smith is a director of SICO. Mr. Smith is a first cousin of Mr. Mark D. Smith, also a director of the Company. Mr. Roger S. Smith, brother of director Bruce M. Smith, is a long-standing employee of the Company employed in a non-executive capacity as Manager of Corporate Advertising and Public Affairs.

MARK D. SMITH — Business Manager, Strattec Security Corporation.

Mr. Smith, 44, has been a director of the Company since 2001. He is a member of the Audit Committee of the Board. He has served as a product business manager for Strattec Security Corporation since 1997. Strattec Security Corporation designs, develops, manufactures and markets mechanical locks, electro-mechanical locks and related security products for major automotive manufacturers. Mr. Smith is a first cousin of Mr. Bruce M. Smith, also a director of the Company. Mr. Arthur O. Smith, III, brother of director Mark D. Smith, is a long-standing employee of the Company employed in a non-executive capacity as Manager of Business Analysis at A. O. Smith Electrical Products Company.

GENE C. WULF — Senior Vice President and Chief Financial Officer, Bemis Company, Inc.

Mr. Wulf, 55, has been a director of the Company since 2003. He is the Chairperson of the Audit Committee of the Board. Mr. Wulf was elected senior vice president and chief financial officer of Bemis Company, Inc. in 2005. He previously was vice president, chief financial officer and treasurer from 2002 through 2005 and vice president and controller from 1998 through 2002. Bemis Company, Inc. is one of the largest flexible packaging companies in the Americas and a major manufacturer of pressure sensitive materials used in labels, decorating and signage.

NOMINEES — COMMON STOCK

WILLIAM F. BUEHLER — Retired Vice Chairman of the Board of Directors, Xerox Corporation.

Mr. Buehler, 66, has been a director of the Company since 1998. He is the Chairperson of the Personnel and Compensation Committee and a member of the Nominating and Governance Committee of the Board. Mr. Buehler was vice chairman of the board of directors and president–Industry Solutions Operations of Xerox Corporation from 1999 through 2000. He joined Xerox Corporation in 1991 as executive vice president and chief staff officer. Xerox Corporation is a leader in the global document market, providing document solutions that enhance business productivity. Prior to joining Xerox, he spent 27 years with AT&T Corporation. Mr. Buehler is a director of Quest Diagnostics.

IDELLE K. WOLF — President, Barnes Distribution.

Ms. Wolf, 53, has been a director of the Company since October, 2005. She is a member of the Audit Committee of the Board. Ms. Wolf was appointed president of Barnes Distribution in 2006 and remains vice president of Barnes Group Inc. She previously was president of Barnes Distribution North America from 2004 through 2005. She joined Barnes Group Inc. as vice president and chief operating officer of Barnes Distribution in 2000. Barnes Distribution North America is a leading distributor of maintenance, repair, operating and production supplies with distribution centers in North America, Europe and Asia.

GOVERNANCE OF THE COMPANY

The Board of Directors

The business of the Company is managed under the direction of the Board of Directors, who are elected by the stockholders. Directors meet their responsibilities by participating in meetings of the Board of Directors and Board committees on which they sit, through communication with our Chairman and Chief Executive Officer and other officers and employees, by consulting with the Company’s independent registered public accounting firm and other third parties, by reviewing materials provided to them, and by visiting our offices and plants. During 2005, the Board held five regular meetings and two special meetings. The Committees of the Board of Directors held a total of 25 meetings. All directors attended at least 75% of the scheduled Board and Committee meetings.

The Company is committed to a Board in which a majority of its members consist of independent directors, as defined under the New York Stock Exchange (“NYSE”) Rules. The Board has reviewed the independence of its members, applying the NYSE Rules and considering any other commercial, legal, accounting and familial relationships between the directors and the Company. The Board has determined that Messrs. Brown, Buehler, Wulf and Mark D. Smith and Ms. Wolf meet the NYSE independence requirements. Messrs. O’Toole and Jones are considered management directors by virtue of their current and recent positions as executive officers of the Company. With respect to Mr. Bruce M. Smith, the Board determined that he is a non-management director but not independent due to his executive officer position with SICO, the Company’s largest stockholder with a controlling interest in the Company. The Board has elected to exercise the “Controlled Company” exemption under the NYSE Rules with respect to Mr. Bruce Smith’s participation on the Personnel and Compensation Committee. In this regard, the Board determined that Mr. Bruce Smith uniquely represents the best interests of stockholders by virtue of his position with SICO and should continue to serve on this Committee. The Board has not elected to exercise this exemption in any other respect.

The Board recognizes that the NYSE Rules require financial literacy of Audit Committee members only. Notwithstanding that, as a best practice, the Board has reviewed the qualifications and experience of its members and determined that each director is financially literate within the meaning of the NYSE Rules.

The non-management directors of the Board met in executive session without management present five times in 2005. The presiding director at these meetings was the Chairperson of the Nominating and Governance Committee. The presiding director during the period April, 2006 to April, 2007 will be the Chairperson of the Audit Committee.

Stockholders wishing to communicate with the presiding director may send correspondence to the Presiding Director, c/o W. David Romoser, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245009, Milwaukee, Wisconsin 53224-9509. Further, stockholders wishing to communicate with individual directors may follow the same procedure. All correspondence should be in a sealed envelope marked “Confidential” and will be forwarded unopened to the presiding director or other director, as appropriate.

Board Committees

The Board of Directors has delegated some of its authority to committees of the Board. There are four standing committees: the Audit Committee, the Personnel and Compensation Committee, the Investment Policy Committee, and the Nominating and Governance Committee.

Audit Committee.    The Audit Committee consists of three members who meet the independence and financial literacy requirements of the NYSE and the Securities and Exchange Commission (“SEC”). The Audit Committee’s duties include appointing the firm that will act as the independent registered public accounting firm for the Company. The Audit Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board of Directors. It is available on the Company’s website. The Board of Directors has determined that Ms. Wolf and Mr. Wulf qualify as “audit committee financial experts” as defined by the SEC. The Audit Committee met four times during 2005, and additionally held eight telephonic meetings. The Report of the Audit Committee is included as part of this proxy statement.

Personnel and Compensation Committee.    The Personnel and Compensation Committee is responsible for establishing and administering the Company’s compensation and benefit plans for officers, executives and management employees, including the determination of eligibility for participation in such plans. It determines the compensation to be paid to officers and certain other selected executives, and evaluates the performance of the chairman and chief executive officer in light of established goals and objectives. The Personnel and Compensation Committee’s duties and responsibilities are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of three non-management directors. The Committee held five meetings during 2005. The Personnel and Compensation Committee Report is included as part of this proxy statement.

Investment Policy Committee.    The Investment Policy Committee is responsible for investment policy and certain other matters for all Company retirement plans. The Committee consists of two members. The Investment Policy Committee held four meetings during 2005.

Nominating and Governance Committee.    The Nominating and Governance Committee assists the Board in identifying qualified candidates for election as Board members, and establishes and periodically reviews criteria for selection of directors. Further, the Committee provides direction to the Board as to the independence, financial literacy and financial expertise of directors, and the composition of the Board and its committees. As part of its responsibilities, the Committee also oversees the process to assess Board and committee effectiveness, implements corporate governance guidelines and advises the Board on corporate governance matters. The responsibilities and duties of the Nominating and Governance Committee are set forth in its Charter, which has been approved by the Board and is available on the Company’s website. The Committee consists of two members, both of whom are independent under the NYSE rules. The Nominating and Governance Committee met three times during 2005 and additionally held one telephonic meeting. The Report of the Nominating and Governance Committee is included as part of this proxy statement.

The Nominating and Governance Committee will consider candidates recommended by stockholders, directors, officers, third-party search firms and other sources for nomination as a director. The Committee considers the needs of the Board and evaluates each director candidate in light of, among other things, the candidate’s qualifications. All candidates’ qualifications are identified in the Corporate Governance Guidelines and the Criteria for Selecting Board of Director Candidates, both of which can be found on the Company’s website by clicking on “Corporate Governance” and then on the specific document. To summarize, all candidates should be independent and possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director. Recommended candidates must be of the highest character and integrity, free of any conflicts of interest, have an inquiring mind and vision, and possess the ability to work collaboratively with others. Each candidate must have the time available to devote to Board activities and be of an age that, if elected, the candidate could serve on the Board for at least five years before reaching the mandatory retirement age. Finally, the Company believes it appropriate for certain key members of the Company’s management to participate as members of the Board, while recognizing that a majority of independent directors must be maintained at all times. All candidates will be reviewed in the same manner, regardless of the source of the recommendation.

A stockholder recommendation of a director candidate must be received no later than the date for submission of stockholder proposals. Please see the section of this proxy entitled “Date for Stockholder Proposals.” The recommendation letter should be sent by mail to the Chairperson, Nominating and Governance Committee, c/o W. David Romoser, Corporate Secretary, A. O. Smith Corporation, 11270 West Park Place, P.O. Box 245009, Milwaukee, Wisconsin 53224-9509.

The recommendation letter must, at a minimum, provide the stockholder’s name; address; the number and class of shares owned; the candidate’s biographical information, including name, residential and business address, telephone number, age, education, accomplishments, employment history (including positions held and current position), and current and former directorships; and the stockholder’s opinion as to whether the stockholder recommended candidate meets the definitions of “independent” and “financially literate” under the NYSE rules. In addition, the recommendation letter must provide the information that would be required to be disclosed in the solicitation of proxies for election of directors under federal securities laws. The stockholder must include the candidate’s statement that he/she meets these requirements and those identified on the Company’s website; is willing to promptly complete the Questionnaire required of all officers, directors and candidates for nomination to the Board; will provide such other information as the Committee may reasonably request; and consents to serve on the Board if elected.

Director Compensation

With respect to fiscal 2005, directors received an annual retainer, paid quarterly, in the amount of $30,000 and the award of shares of Common Stock with a market value of $20,000 on the date of its award. Directors also received $1,500 for attendance at each Board meeting, plus expenses, and received $500 for each telephonic Board and Committee meeting. Each Audit, Personnel and Compensation, and Nominating and Governance Committee member received $3,000, and the chairperson of each received $4,000, annually; Committee members also received $1,500 per meeting, plus expenses. Each Investment Policy Committee member received $3,000, and the chairperson received $4,000, annually; Committee members also received $3,000 per meeting, plus expenses. Directors who are employees of the Company are not compensated for service as directors or Committee members or for attendance at Board or Committee meetings.

The Board requires that every new director participate in a detailed orientation at the Company’s World Headquarters. This encompasses a review of business and financial operations, meetings with business executives and others, and an overview of the Company’s corporate governance policies and procedures. New directors are paid $1,500 to compensate them for their time devoted to orientation matters.

Certain directors have elected to defer payment of their fees and receipt of Common Stock shares under the Corporate Directors’ Deferred Compensation Plan (the “Directors’ Plan”). The Directors’ Plan allows directors to defer all or a portion (not less than 50%) of their fees until a later date, but not later than the year in which age 71 is attained. Payments can be made in a lump sum or in not more than ten annual installments.

STOCK OWNERSHIP

Security Ownership of Directors and Management

The following table shows, as of December 31, 2005, the Class A Common Stock and Common Stock of the Company and Common Stock options exercisable on or before March 1, 2006, beneficially owned by each director, each nominee for director, each named executive officer in the Summary Compensation Table and by all directors and executive officers as a group.

Name	Common Stock**(1)		Phantom Stock Units	Options Exercisable Within 60 Days	Percent of Class
Ronald D. Brown	3,510		0	0	*
William F. Buehler	5,007		0	0	*
Paul W. Jones	45,800	(2)	33,000	49,300	*
Christopher L. Mapes	12,000		8,100	30,900	*
Ronald E. Massa	27,606	(2)	8,100	206,966	1.1%
Robert J. O’Toole	345,048	(2)(3)(4)	33,000	712,450	5.0%
Ajita G. Rajendra	15,000		8,100	0	*
W. David Romoser	55,994	(2)	5,700	143,850	*
Bruce M. Smith(5)	2,649		1,940	0	*
Mark D. Smith(5)	2,845		0	0	*
Idelle K. Wolf	343		0	0	*
Gene C. Wulf	1,788	(6)	0	0	*
All 19 Directors, Nominees and Executive Officers as a Group(5)	593,135	(2)	120,840	1,560,482	10.4%

**	None of the directors, nominees and executive officers have beneficial ownership of Class A Common Stock (see footnote 5 below).

*	Represents less than one percent.

(1)	Except as otherwise noted, all securities are held with sole voting and sole dispositive power.

(2)	Included in the beneficially owned shares are restricted stock awards: Mr. O’Toole – 44,700; Mr. Jones – 36,467; Mr. Rajendra – 15,000; Mr. Massa – 10,500; Mr. Romoser – 7,700; Mr. Mapes – 8,000; and all directors and executive officers as a group – 151,712.

(3)	Included in this total are 35,500 shares that have been deferred.

(4)	This total includes 5,000 shares held in a Foundation in which Mr. O’Toole has voting and dispositive power.

(5)	Excludes shares beneficially owned by SICO.

(6)	Not included in this total are 50 shares held by Mr. Wulf’s son. Mr. Wulf disclaims beneficial ownership of these securities.

Compliance with Section 16(a) of the

Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) Forms 3, 4 and 5 which they file.

Based solely on its review of the copies of such forms received by the Company and written representations from certain reporting persons during fiscal year 2005, the Company believes that all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met.

EXECUTIVE COMPENSATION

The Summary Compensation Table reflects all compensation awarded to, earned by or paid to each of the Company’s most highly compensated executive officers, including the chief executive officer, during fiscal year 2005, as well as all compensation awarded, earned or paid in the two previous fiscal years.

SUMMARY COMPENSATION TABLE

Annual Compensation					Long-Term Compensation			All Other Compensation ($)(6)
Awards
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)	Restricted Stock Awards ($)(3)	Phantom Stock Units ($)(4)	Options Granted (#)(5)
Robert J. O’Toole Retired Chairman and Chief Executive Officer	2005 2004 2003	867,000 836,000 804,000	749,000 312,500 650,000	106,747 69,037 69,956	0 924,960 617,700	950,400 N/A N/A	40,500 48,300 101,200	98,199 48,013 38,588

Paul W. Jones Chairman and Chief Executive Officer	2005 2004 2003	621,000 600,000 N/A	445,000 186,900 N/A	49,606 22,992 N/A	0 1,368,330 N/A	950,400 N/A N/A	40,500 66,300 N/A	59,958 128,424 N/A

Ajita G. Rajendra Senior Vice President & President of A. O. Smith Water Products Company, a division of the Company	2005 2004 2003	302,500 N/A N/A	230,000 N/A N/A	22,547 N/A N/A	418,200 N/A N/A	233,280 N/A N/A	36,900 N/A N/A	86,538 N/A N/A

Ronald E. Massa Senior Vice President	2005 2004 2003	326,583 313,518 301,000	170,000 0 70,000	45,076 21,572 21,466	0 221,400 130,500	233,280 N/A N/A	10,000 11,600 25,800	116,824 27,689 30,923

W. David Romoser Vice President, General Counsel and Secretary	2005 2004 2003	299,000 288,000 277,000	145,000 61,000 126,000	31,442 20,867 22,354	0 159,900 104,400	158,916 N/A N/A	7,000 8,400 17,900	22,042 8,244 12,534

Christopher L. Mapes Senior Vice President & President of A. O. Smith Electrical Products Company, a division of the Company	2005 2004 2003	333,333 N/A N/A	89,000 N/A N/A	38,592 N/A N/A	0 N/A N/A	233,280 N/A N/A	10,000 N/A N/A	22,035 N/A N/A

(1)	Includes amounts earned during 2005 even if deferred.

(2)	Other Annual Compensation for 2005 includes the amounts of: (a) club dues, (b) financial counseling, (c) company car, and (d) tax reimbursements. The amounts are as follows: Robert J. O’Toole – (a) $6,929, (b) $13,025, (c) $25,473, and (d) $61,320; Paul W. Jones – (a) $6,943, (b) $12,250, (c) $14,445, and (d) $15,968; Ajita G. Rajendra – (a) $0, (b) $0, (c) $11,559, and (d) $10,988; Ronald E. Massa – (a) $5,585, (b) $5,375, (c) $14,499, and (d) $19,617; W. David Romoser – (a) $7,174, (b) $0, (c) $9,308, and (d) $14,960; and Christopher L. Mapes – (a) $5,302, (b) $7,100, (c) $12,766, and (d) $13,424.

(3)	In 2005, restricted stock was awarded under the Combined Executive Incentive Compensation Plan as follows: Mr. Rajendra – 15,000 shares. Dividends on shares of restricted stock granted under the Combined Executive Incentive Compensation Plan are credited to each individual’s Supplemental Benefit Plan account. The total number of shares of restricted stock attributable to the officers identified in the table and the market value of such shares as of December 31, 2005, were as follows: Mr. O’Toole – 44,700 shares ($1,568,970), Mr. Jones – 36,467 shares ($1,279,992), Mr. Rajendra – 15,000 shares ($526,500), Mr. Massa – 10,500 shares ($368,550), Mr. Romoser – 7,700 shares ($270,270), and Mr. Mapes – 8,000 shares ($280,800).

(4)	In 2005, phantom stock units were awarded under the Combined Executive Incentive Compensation Plan as follows: Mr. O’Toole – 33,000 units, Mr. Jones – 33,000 units, Mr. Rajendra – 8,100 units, Mr. Massa – 8,100 units, Mr. Romoser – 5,700 units, and Mr. Mapes – 8,100 units. The total number of phantom stock units attributable to the officers identified in the table and the market value of such phantom stock units as of December 31, 2005, were as follows: Mr. O’Toole – 33,000 units ($1,158,300), Mr. Jones – 33,000 units ($1,158,300), Mr. Rajendra – 8,100 units ($284,310), Mr. Massa – 8,100 units ($284,310), Mr. Romoser – 5,700 units ($200,070), and Mr. Mapes – 8,100 units ($284,310).

(5)	See footnote (1) in Option Grants Table as to grants in 2005.

(6)	All Other Compensation for 2005 includes the amounts of: (a) Company contributions under the Profit Sharing Retirement Plan (a 401(k) plan) and accruals under the Supplemental Benefit Plan for the 401(k) plan, (b) the amount of premiums paid by the Company for the benefit of such persons for certain split dollar post retirement life insurance policies and home purchase program/relocation expenses. The amounts paid in 2005 are as follows: Mr. O’Toole – (a) $32,041 and (b) $9,550; Mr. Jones – (a) $22,950 and (b) $3,056; Mr. Rajendra – (a) $11,179, (b) $1,403, and $65,459 relocation expenses; Mr. Massa – (a) $12,069 (b) $4,180, and $30,667 home purchase program payment in connection with his relocation and $60,451 relocation expenses; Mr. Romoser – (a) $11,050 and (b) $4,000; and Mr. Mapes – (a) $12,319 and (b) $740. Dividends on restricted stock, phantom stock and deferred shares are as follows: Mr. O’Toole – $56,608, Mr. Jones – $33,952, Mr. Rajendra – $8,496, Mr. Massa – $9,456, Mr. Romoser – $6,992 and Mr. Mapes – $8,976.

STOCK OPTION GRANTS

The table below reflects the stock option grants made under the Combined Executive Incentive Compensation Plan to each of the named executive officers during 2005.

OPTION GRANTS TABLE

Option Grants in 2005
Individual Grants							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Options Granted(1) (#)		% of Total Options Granted to all Employees	Exercise Price ($/Sh)		Expiration Date	5% ($)		10% ($)
Robert J. O’Toole	40,500		23.06%		$29.20	10/11/15		$743,731		$1,884,760

Paul W. Jones	40,500		23.06%		$29.20	10/11/15		$743,731		$1,884,760

Ajita G. Rajendra	26,900 10,000	(2)	15.32% 5.69%	$ $	27.58 29.20	02/01/15 10/11/15	$ $	466,578 183,637	$ $	1,182,401 465,373

Ronald E. Massa	10,000		5.69%		$29.20	10/11/15		$183,637		$465,373

W. David Romoser	7,000		3.99%		$29.20	10/11/15		$128,546		$325,761

Christopher L. Mapes	10,000		5.69%		$29.20	10/11/15		$183,637		$465,373

Totals	144,900		82.50%		N/A	N/A		$2,633,497		$6,673,801

All Stockholders (30,413,399 shares of Class A Common Stock and Common Stock)	N/A		N/A		N/A	N/A		$559,457,434		$1,411,964,000

Named Executive Officers’ % of Total Outstanding Shares	N/A		.48%		N/A	N/A		.47%		.47%

(1)	Options were granted under the Combined Executive Incentive Compensation Plan. The options were granted on 10/11/05 as options to acquire Common Stock with a three-year pro rata vesting beginning on 10/10/06. All options were granted at the average of market value on the date of grant and have a 10-year term.

(2)	An award of options was made to Mr. Rajendra on 2/1/05 to acquire 26,900 shares of Common Stock that first become exercisable on 1/31/06. All options were granted at an average of market value on the date of the grant and have a 10-year term.

(3)	The dollar values in these columns represent assumed rates of appreciation only, over the 10-year option term, at the 5% and 10% rates of appreciation set by the Securities and Exchange Commission rules. These amounts are not intended to predict or represent possible future appreciation of the Company’s Common Stock value. Actual gains, if any, on stock option exercises and Common Stock holdings depend on future performance of the Company’s Common Stock and overall stock market conditions.

OPTION EXERCISES AND YEAR-END VALUES

The table includes information related to options exercised by each of the named executive officers during fiscal year 2005 and the number and value of options held at the end of the fiscal year.

OPTION EXERCISES AND YEAR-END VALUES TABLE

Aggregated Option Exercises in Fiscal Year 2005, and December 31, 2005, Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005 ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Robert J. O’Toole	289,000	$4,572,976	712,450	72,700	$9,500,929	$575,762

Paul W. Jones	0	$0	49,300	57,500	$350,030	$416,770

Ajita G. Rajendra	0	$0	0	36,900	$0	$340,374

Ronald E. Massa	30,675	$469,263	206,966	17,734	$3,037,383	$139,898

W. David Romoser	0	$0	143,850	12,600	$2,111,353	$99,876

Christopher L. Mapes	0	$0	30,900	10,000	$343,608	$59,000

(1)	Based on the difference between the option exercise price and the closing price on the New York Stock Exchange of $35.10 for the Common Stock on December 31, 2005.

PENSION PLAN TABLE(1)

	Years of Service(3)
Remuneration(2)	10	20	25	30	35	40

$250,000	$41,250	$82,500	$103,125	$123,750	$144,375	$165,000

350,000	57,750	115,500	144,375	173,250	202,125	231,000

400,000	66,000	132,000	165,000	198,000	231,000	264,000

500,000	82,500	165,000	206,250	247,500	288,750	330,000

750,000	123,750	247,500	309,375	371,250	433,125	495,000

1,000,000	165,000	330,000	412,500	495,000	577,500	660,000

1,250,000	206,250	412,500	515,625	618,750	721,875	825,000

1,500,000	247,500	495,000	618,750	742,500	886,250	990,000

(1)	The Pension Plan Table shows estimated aggregate annual benefits payable to an executive officer upon retirement under the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan. The A. O. Smith Corporation Executive Supplemental Pension Plan is a nonqualified excess benefit and supplemental retirement plan intended to provide benefits that participants would receive under the A. O. Smith Retirement Plan if the A. O. Smith Retirement Plan were not subject to certain limitations that the Internal Revenue Code imposes on benefits payable under it and if the A. O. Smith Retirement Plan took into account 100%, rather than 50%, of bonus compensation. The calculations assume retirement at December 31, 2006, at age 63 and the final compensation and years of service set forth in the Table. Benefit amounts were computed on a straight-life annuity basis. Amounts payable to a participant as set forth in the Table are subject to offset in an amount that is based on the value of certain life insurance arrangements in effect for the participant and are not subject to any other offsets.

(2)	The compensation covered by the A. O. Smith Retirement Plan and the A. O. Smith Corporation Executive Supplemental Pension Plan is based on the average of the highest five years of annual compensation out of the last ten years prior to retirement. The amount included in the calculation of compensation, as reflected in the Summary Compensation Table, is Salary and Bonus; but it does not include Other Annual Compensation, Long-Term Compensation or All Other Compensation amounts.

(3)	Messrs. O’Toole, Jones, Rajendra, Massa, Romoser and Mapes had 42 years, 2 years, 11 months, 28 years, 13 years and 1 year 3 months of service, respectively, at year-end.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The directors who served as members of the Personnel and Compensation Committee during fiscal year 2005 were Ronald D. Brown, William F. Buehler and Bruce M. Smith.

During 2005, the Company provided SICO consulting services; office space; directors’, officers’ and group insurance coverage and other miscellaneous services. The Company was reimbursed by SICO in the amount of $108,549 for the Company’s costs relating to such services. Director Bruce M. Smith’s brother, Roger S. Smith, and director Mark D. Smith’s brother, Arthur O. Smith, are both employed by the Company in non-executive capacities. Each are long service employees whose employment precedes his brother’s election to the Board by more than ten years, and each is subject to the same terms and conditions of employment as other salaried employees.

REPORT OF THE PERSONNEL AND COMPENSATION COMMITTEE

The Personnel and Compensation Committee of the Board of Directors is responsible for discharging the Board’s responsibilities relating to compensation of the Company’s executives, establishing an executive compensation program, and administering the executive compensation policies and plans of the Company. The Committee regularly retains an independent compensation consultant firm to conduct a study of the Company’s director and executive compensation policies, plans and practices and to advise the Committee on these matters. The Committee also determines the amount of compensation that the Company’s chief executive officer and other executive officers receive annually. It reviews the chief executive officer performance, oversees management succession planning, and reviews and makes recommendations to the Board of Directors with respect to the compensation of all directors. The Committee has a written Charter which details its purpose and responsibilities. This Charter can be accessed at the Company’s website, www.aosmith.com.

The Committee consisted of three members, each of whom is a non-management director of the Company. This report was prepared by the Committee to provide the Company’s stockholders with a summary of its executive compensation policies, program and practices.

The Committee has two primary objectives relating to the Company’s executive compensation program. The first is to recruit and retain high quality executive leadership which is committed to the successful and profitable operation of the Company’s businesses, both currently and in the long-term. The other is to maintain a cost effective incentive compensation program which links executive pay to the stockholders’ return on their investment in the Company.

In order to achieve these objectives, the Committee provides an executive compensation program competitive with other comparably sized manufacturing companies. The Committee believes that return on investment currently provides the best measure of performance because it closely correlates the benefits to the stockholders with the financial incentives for the executives. The Committee has established ranges for financial incentives based upon return on investment, with smaller incentive payments for a modest return on investment and larger incentive payments for greater returns.

The Company’s executive compensation program currently consists of three components: base salary, short-term incentive compensation in the form of an annual bonus, and long-term incentive compensation in the form of stock options, restricted stock units and performance units. The Company began awarding restricted stock units, also known as “phantom stock,” in place of restricted shares in October, 2005.

In determining the executive compensation practices, the Committee compares the Company’s executive compensation program with other companies’ compensation programs for executives with similar management responsibilities. The companies surveyed include comparable manufacturing businesses. For purposes of evaluating and reviewing the Company’s executive compensation program, the Committee annually reviews executive compensation databases and biannually utilizes an independent compensation consultant, which is accountable directly to the Committee.

The Committee has designated certain executives, including the chief executive officer (“CEO”), for participation in the executive compensation program in accordance with the performance criteria and standards described below.

BASE SALARY

The Committee establishes competitive salary ranges for the executive officers, generally at the median level of the salary ranges in the survey referred to above. In addition, the Committee reviews each executive’s performance and accomplishments during the prior year as well as experience and service with the Company in determining the annual base salary level for the executive within the applicable salary range. In 2005, this methodology was followed in establishing base salaries for executive officers, including the CEO and other key employees.

SHORT-TERM INCENTIVE COMPENSATION

Short-term incentive compensation is provided under the shareholder-approved A. O. Smith Combined Executive Incentive Compensation Plan (“Plan”). The Plan, consistent with the Company’s philosophy of linking compensation to the Company’s return on investment, provides an opportunity for executives to earn a cash bonus, the amount of which is based upon the Company’s and/or the operating unit’s return on investment. Each year the Committee sets minimum and maximum financial objectives for each of the operating units and the Company. Achievement of these financial objectives by the operating or corporate units determines the amount of the Incentive Compensation Fund available for the award of individual executive bonuses.

Incentive compensation for executive officers at the Company’s corporate offices is predicated on the Company achieving its financial objectives and from time to time specific strategic objectives. For executive officers at operating units, the incentive compensation is predicated on the executive’s unit meeting its financial objectives and upon attainment of strategic objectives established each year for the executive. In determining the amount of the incentive compensation award to be paid to an individual executive, the Committee considers the executive’s scope of responsibility, contributions to profit improvement and attainment of the individual’s strategic objectives. In 2005, the Committee made incentive compensation awards to the participating executives based on these factors.

The maximum amount of performance-based compensation payable to an executive during any year is $5 million. In order to be eligible for incentive compensation, executives are required to enter into Award Agreements which obligate them to remain in the employment of the Company for the year.

LONG-TERM INCENTIVE COMPENSATION

The Committee utilizes the shareholder-approved A. O. Smith Combined Executive Incentive Compensation Plan (“Plan”) in annually making awards that will be paid in the form of stock options, restricted stock units and performance units. At the Committee’s discretion performance units are paid in either cash or stock. Grants of stock options and restricted stock units are awarded to the executives at the market price of the stock on the dates of the respective grants. The size of the grants to the executive are established at a level commensurate with the median level of grants for the executive’s position as reported in the aforementioned survey data and a study by the independent compensation consultant. Pursuant to the Plan, executives enter into Award Agreements each year which reflect the specific terms of the stock option, restricted stock unit and the performance unit grants and terms of forfeiture should the executive leave the employment of the Company.

In aligning the financial interests of the Company’s executive officers with those of shareholders, the Committee has set minimum stock ownership guidelines for the executive officers. Shares owned directly are considered for determining whether an executive meets the guidelines. As of the end of 2005, substantially all of the executives meet the guidelines. Those executives who do not meet the guidelines have received a significant promotion or have been hired within the past five years and are within the transition for meeting the guidelines. If an executive officer does not make appropriate progress to meet the guidelines, the executive’s future long-term incentive compensation may be adversely affected.

CEO COMPENSATION

The Committee, in establishing the 2005 compensation program for the Chief Executive Officer, Robert J. O’Toole, employed the methodology, surveys and independent compensation consultant review previously described in this report. In setting Mr. O’Toole’s base salary for 2005, the Committee reviewed his accomplishments during the prior year, experience, and service with the Company and determined to position it at the median level of salaries of chief executive officers of comparable manufacturing companies. Mr. O’Toole’s bonus compensation for 2005 was directly related to the return on investment earned by the Company and reflected Committee-set minimum and maximum objectives. The maximum amount of performance-based compensation payable to Mr. O’Toole is $5 million. The Committee made long-term incentive award grants to Mr. O’Toole under the Plan consistent with the methodology utilized in making grants to the other participating executives.

CONCLUDING REMARKS

The Committee reviewed executive compensation during 2005 and concluded that the stockholders’ interests were well served by the executive compensation program. The Committee will continue to monitor and evaluate its executive compensation program and make any adjustments determined to be appropriate. The Committee intends whenever possible to preserve the deductibility of executive compensation paid by the Company in accordance with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

William F. Buehler, Chairperson

Ronald D. Brown, Committee Member

Bruce M. Smith, Committee Member

PERFORMANCE GRAPH

The graph below shows a five-year comparison of the cumulative shareholder return on the Company’s Common Stock with the cumulative total return of the S&P Smallcap 600 Index and the S&P 600 Electrical Equipment Index, all of which are published indices.

Comparison of Five-Year Cumulative Total Return

From December 31, 2000 to December 31, 2005

Assumes $100 invested with Reinvestment of Dividends

	Base Period	INDEXED RETURNS Years Ending
Company/Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
A O SMITH CORP	100.00	117.77	166.52	220.18	192.10	230.13
S&P SMALLCAP 600 INDEX	100.00	106.54	90.95	126.23	154.83	166.72
S&P 600 ELECTRICAL EQUIPMENT	100.00	82.46	65.38	82.46	99.50	110.54

REPORT OF THE AUDIT COMMITTEE

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board, to oversee the activities of the Company’s internal audit function, to appoint the independent registered public accounting firm, and to report the results of the Committee’s activities to the Board. Management has the primary responsibility for the financial statements and reporting process, including the systems of internal control, and Ernst & Young LLP (the independent registered public accounting firm) is responsible for auditing and reporting on those financial statements and the Company’s internal control structure, as well as examining and reporting on management’s assertion about the effectiveness of the Company’s internal control over financial reporting. The Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s audited financial statements as of and for the year ended December 31, 2005.

During 2005, the Audit Committee met four times and held eight telephonic meetings. The Committee chair and other members of the Committee met telephonically each quarter and discussed the earnings news release and the Company’s Annual Report on SEC Form 10-K and interim financial statements contained in SEC Forms 10-Q with the chief financial officer, controller, and independent registered public accounting firm prior to filing and public release.

The Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Both the Director of Internal Audit and the independent registered public accounting firm have direct access to the Audit Committee at any time on any issue of their choosing, and the Committee has the same direct access to the Director of Internal Audit and the independent registered public accounting firm. The Committee has met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent registered public accounting firm their independence. In addition, the Committee has considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm. These procedures include reviewing and approving a budget for audit and permitted non-audit services. Audit Committee approval is required to exceed the amount of the budget for a particular category of non-audit services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee. The Audit Committee has concluded the provision of the non-audit services is compatible with maintaining the independent registered public accounting firm’s independence.

During the fiscal year ended December 31, 2005, Ernst & Young LLP was employed principally to perform the annual audit and to render other services. Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table:

	Year Ended December 31
	2005	2004
Audit Service Fees	$1,122,900	$1,224,020
Audit Related Fees	95,325	62,500
Tax Fees	243,400	317,950
All Other Fees	None	None

Total Fees	$1,461,625	$1,604,470

Audit fees consist of fees for the annual audit of the Company’s financial statements and internal controls over financial reporting, reviews of financial statements included in the Company’s Form 10-Q filings, statutory audits for certain of the Company’s foreign locations and other services related to regulatory filings.

Audit related fees are principally fees for accounting consultations. Tax fees consist primarily of tax consulting services.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements, referred to above, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, filed with the Securities and Exchange Commission. The Committee appointed Ernst & Young LLP, as the Company’s independent registered public accounting firm for fiscal 2006, subject to shareholder ratification, and approved its estimated fees for audit, audit related, and tax services.

Gene C. Wulf, Chairperson

Mark D. Smith, Committee Member

Idelle K. Wolf, Committee Member

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP, Certified Public Accountants, as the Company’s independent registered public accounting firm for 2006. Although not required to be submitted to a vote of the stockholders, the Board of Directors believes it appropriate to obtain stockholder ratification of the Audit Committee’s action in appointing Ernst & Young LLP as the Company’s independent registered public accounting firm. The Board of Directors has itself ratified the Audit Committee’s action. Should such appointment not be ratified by the stockholders, the Audit Committee of the Board of Directors will reconsider the matter.

REPORT OF THE NOMINATING AND GOVERNANCE COMMITTEE

The Nominating and Governance Committee met four times during the year. The Committee reviewed and ratified its charter, which provides that the Committee is responsible for the nomination of directors and the Company’s corporate governance practices. The Committee considered candidates for director and recommended to the Board Idelle K. Wolf, who was initially elected by the Board of Directors in October, 2005. The Presiding Director procedure was reviewed by the Committee. It recommended to the Board and the Board adopted the procedure whereby the Presiding Director position in connection with Non-Management Directors meetings rotates among the chairpersons of the committees of the Board, with the chairperson of the Nominating and Governance Committee being appointed to serve during the period April, 2005 to April, 2006. It also monitored the corporate governance of the Company. It recommended to the Board of Directors updates to the corporate governance guidelines, which the Board adopted. It reviewed the code of business conduct and financial code of ethics, minimum qualifications for directors, the process and procedure for shareholder recommendation of director candidates and shareholder communications with the Board, which the Board previously adopted. The Committee reviewed the effectiveness of the dissemination and disclosure of these and other corporate governance documents, including its charter, to employees and dissemination to shareholders via the Company’s website. The address of the website is www.aosmith.com. These documents are also available upon request from the corporate secretary. No waivers were sought or granted from the Company’s code of conduct. The Committee is not aware of any situation or circumstance that would require a waiver.

The Committee reviewed Board committee member qualifications and made recommendations to the Board on member appointments to committees. The Committee reviewed the Board’s committee structure and operations and reported to the Board regarding them.

The Committee also conducted an evaluation of its performance and oversaw the evaluation process to ensure that the Board and each of the other committees performed its own self-evaluation and reported on it to the Board of Directors.

Ronald D. Brown, Chairperson

William F. Buehler, Committee Member

OTHER BUSINESS

Management is not aware of any matters other than those stated above that may be presented for action at the meeting, but should any matter requiring a vote of the stockholders arise, it is intended that proxies solicited will be voted in respect thereof in accordance with the discretion of the person or persons voting the proxies.

BOARD INFORMATION AND STOCKHOLDER COMMUNICATIONS

The Company is committed to making its corporate governance information accessible to stockholders and other interested parties. Accordingly, on its website, www.aosmith.com, under the Corporate Governance heading, the Company has published the A. O. Smith Corporation Guiding Principles, Financial Code of Ethics, Corporate Governance Guidelines, Criteria for Selecting Board of Director Candidates, a list of the Board of Directors and Committee Assignments, and the Charters for the Audit, Investment Policy, Nominating and Governance, and Personnel and Compensation Committees. Further, SEC filings, including the Company’s Form 10-K and Section 16 filings, are available for review on this website under the heading “Investor Relations.” Stockholders may also request that these documents be mailed by sending their request to the address provided below.

The Company encourages stockholder communication with directors. Stockholders may communicate with a particular director, all directors or the presiding director by mail or courier addressed to him/her or the entire Board in care of the Corporate Secretary at the following address:

c/o W. David Romoser, Corporate Secretary

A. O. Smith Corporation

11270 West Park Place

P.O. Box 245009

Milwaukee, Wisconsin 53224-9509

The Corporate Secretary will forward this communication unopened to the addressed director.

DATE FOR STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2007 annual meeting of stockholders, including recommendations of candidates to be elected to the Board, must be received by the Company no later than November 7, 2006, to be considered for inclusion in the Company’s proxy materials for the 2007 meeting. If a stockholder who otherwise desires to bring a proposal before the 2007 meeting does not notify the Company of its intent to do so on or before January 19, 2007, then the proposal will be untimely, and the proxies will be able to vote on the proposal in their discretion.

March 6, 2006

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, OR VOTE YOUR SHARES VIA THE TELEPHONE OR INTERNET. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

COMPANY #

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VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 7, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card

ò Please detach here ò

A. O. SMITH CORPORATION 2006 ANNUAL MEETING

PROXY - COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

1. Election of directors:	01 William F. Buehler	02 Idelle K. Wolf	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the corporation:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.			Date

Address change? Mark Box ☐ Indicate changes below:

Signature(s) in Box

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 10, 2006

10:30 a.m. Eastern Time

Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

A. O. SMITH CORPORATION

PROXY - COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints PAUL W. JONES, TERRY M. MURPHY and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 10, 2006, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 7, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 7, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card

ò Please detach here ò

A. O. SMITH CORPORATION 2006 ANNUAL MEETING

PROXY - CLASS A COMMON STOCK

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR proposals 1 and 2.

1. Election of directors:	01 Ronald D. Brown	04 Bruce M. Smith
	02 Paul W. Jones	05 Mark D. Smith
	03 Robert J. O’Toole	06 Gene C. Wulf	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the corporation:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.			Date

Address change? Mark Box ☐ Indicate changes below:

Signature(s) in Box

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 10, 2006

10:30 a.m. Eastern Time

Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

A. O. SMITH CORPORATION

PROXY - CLASS A COMMON STOCK

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints PAUL W. JONES, TERRY M. MURPHY and W. DAVID ROMOSER, or any one of them, with full power of substitution, as proxy or proxies of the undersigned to attend the annual meeting of stockholders of A. O. Smith Corporation to be held on April 10, 2006, at 10:30 a.m. Eastern Time, at the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware, or at any adjournment thereof, and there to vote all shares of Class A Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

If no direction is made, this proxy will be voted FOR proposals 1 and 2.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 7, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/aos/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 7, 2006.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to A. O. SMITH CORPORATION, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Telephone or Internet, please do not mail your Proxy Card

ò Please detach here ò

A. O. SMITH CORPORATION 2006 ANNUAL MEETING

VOTING INSTRUCTIONS

Voting Instructions to the Trustee: If no choices are marked below, the Trustee will vote FOR proposals 1 and 2.

1. Election of directors:	01 William F. Buehler	02 Idelle K. Wolf	☐ Vote FOR all nominees (except as marked)		☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2. Proposal to approve the ratification of Ernst & Young LLP as the independent registered public accounting firm of the corporation:			☐ FOR	☐ AGAINST	☐ ABSTAIN

Directors recommend a vote FOR.			Date

Address change? Mark Box ☐ Indicate changes below:			Signature(s) in Box Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

ANNUAL MEETING OF STOCKHOLDERS

Monday, April 10, 2006

10:30 a.m. Eastern Time

Hotel du Pont

11th and Market Streets

Wilmington, Delaware 19801

A. O. SMITH CORPORATION

Voting Instructions to the Marshall & Ilsley Trust Company N.A.

Trustee of the A. O. Smith Corporation

Master Trust

This Voting Instruction is Solicited on Behalf of the Trustee

The undersigned hereby directs the Marshall & Ilsley Trust Company N.A., Trustee of the A. O. Smith Corporation Master Trust, to vote the shares of A. O. Smith Corporation Common Stock allocated to the undersigned’s account in said Trust at the Annual Meeting to be held on April 10, 2006, and all adjournments.

Voting Instructions to the Trustee: If no choices are marked, the Trustee will vote FOR proposals 1 and 2.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR MARK, SIGN, DATE

AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

See reverse for voting instructions.